U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     November 10, 1999




                             SUMMIT LIFE CORPORATION
                             -----------------------
              Exact name of registrant as specified in its charter)



                        Commission File Number 000-25253

         OKLAHOMA                                       73-1448244
         --------                                       ----------
(State or other jurisdiction of             (I.R.S. Employer identification No.)
 incorporation or organization)


         3021 Epperly Dr., P.O. Box 15808, Oklahoma City, Oklahoma 73155
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (405) 677-0781
                           (Issuer's telephone number)




                                 Not Applicable
          (Former name or former address, if changed from last report)

Item 2.  Acquisition or Disposition of Assets.

         On November 10, 1999, Summit Life Corporation, an Oklahoma corporation (the "Registrant"), entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with First Alliance Insurance Company (the "Buyer"), to sell one of its life insurance subsidiaries, Benefit Capital Life Insurance Company ("Benefit"). Benefit is a Louisiana domestic life insurance company licensed to write life insurance only in Louisiana.

         Benefit is an insurance company and, as such, is subject to regulation by the Insurance Department of Louisiana. The Buyer must receive the approval of the Insurance Department before the Stock Purchase Agreement can be finalized and the transaction closed. While the Registrant believes there are no obstacles to receiving approval, the review process can be lengthy. The Registrant expects to receive approval by December 31, 1999, but approval may not be received until after January 1, 2000.

         The Buyer will receive 100% of all issued and outstanding stock of Benefit in exchange for a purchase price of $517,500 and 25,000 shares of the Buyer's Class A common stock, no par value. The purchase price is subject to adjustment for changes in Benefit's statutory capital and surplus between the Agreement date and the Closing date.

         On the closing date, the Buyer will assume all rights and obligations of Benefit including a short term lease on office space in New Orleans and a contract to sell Benefit's former home office building.

         The Registrant will use the proceeds from the sale primarily to fund the additional purchase of blocks of life insurance business, as well as for working capital.

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.  Not applicable.
(b)  Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements are filed with this report:

Pro Forma Condensed Balance Sheet as of September 30, 1999..............Page F-1
Pro Forma Condensed Consolidated Statements of Operations:
         Year Ended December 31, 1998...................................Page F-2
         Nine Months Ended September 30, 1999...........................Page F-3

The Pro Forma Condensed Consolidated Balance Sheet of Registrant as of September 30, 1999 reflects the financial position of the Registrant after giving effect to the disposition of Benefit discussed in Item 2 and assumes the disposition took place on September 30, 1999. The Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1998 and the nine months ended September 30, 1999 assume that the disposition occurred on January 1, 1998 and are based on the operations of the Registrant for the year ended December 31, 1998 and the nine months ended September 30, 1999.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Registrant, or of the financial position or results of operations of the Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Registrant's financial statements will reflect the disposition only from the Actual Closing Date.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and the related notes of the Registrant.

(c)  Exhibits

     2.1 Stock Purchase Agreement between Summit Life Corporation, Seller, and First Alliance Insurance Company, Buyer, dated November 10, 1999.

     99.1 Press Release dated November 16, 1999, announcing the sale of Benefit Capital Life Insurance Company to First Alliance Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SUMMIT LIFE CORPORATION


Date:  November 10, 1999                By:  /s/ Quinton Hiebert
                                            ------------------------------------
                                             Quinton Hiebert, Vice President and
                                             Chief Financial Officer




                         PRO FORMA FINANCIAL INFORMATION
                             SUMMIT LIFE CORPORATION
      PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT SEPTEMBER 30, 1999
                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------

                                                              Pro Forma Adjustments
                                                              ---------------------
                                            Historical        Benefit (a)         Other              Pro Forma
ASSETS                                   --------------   ----------------   -------------        --------------

Investments                              $    5,917,604   $     (1,036,946)  $      62,500 (b)    $    4,943,158
Cash and cash equivalents                     1,023,231           (149,148)        517,500 (b)         1,391,583
Accounts receivable                             122,161            (16,333)              0               105,828
Net property and equipment                      281,956            (12,514)              0               269,442
Other assets                                    933,462           (395,194)              0               538,268
                                         --------------   ----------------   -------------        --------------
          Total Assets                   $    8,278,414   $     (1,610,135)  $     580,000        $    7,248,279
                                         ==============   ================   =============        ==============

LIABILITIES AND
     STOCKHOLDERS' EQUITY
Liabilities
Policy reserves and policyholder funds   $    6,165,493   $       (908,613)  $           0        $    5,256,880
Notes payable                                   603,023                  0               0               603,023
Accounts payable-trade                            4,952                  0               0                 4,952
Accrued expenses                                 39,822             (1,494)              0                38,328
Deferred taxes                                    1,989            (40,000)              0               (38,011)
                                         --------------   ----------------   -------------        --------------


       Total Liabilities                      6,815,279           (950,107)              0             5,865,172
Stochholders' Equity                          1,463,135           (660,028)        580,000 (b)         1,383,107
                                         --------------   ----------------   -------------        --------------
          Total Liabilities and
            Stockholders' Equity         $    8,278,414   $     (1,610,135)  $     580,000        $    7,248,279
                                         ==============   ================   =============        ==============



(a) To eliminate the assets and liabilities included in the balance sheet of the Company of Benefit as of September 30, 1999.

(b) To reflect the proceeds of $517,500 cash and $62,500 stock received from the sale of Benefit.


                         PRO FORMA FINANCIAL INFORMATION
                             SUMMIT LIFE CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (UNAUDITED)
-----------------------------------------------------------------------------------------

                                                               Pro Forma Adjustments
                                                               ---------------------
                                                 Historical    Benefit (a)    Pro Forma
                                                 ----------    -----------    ---------

REVENUES                                        $   756,324    $  (208,647)   $   547,677
                                                -----------    -----------    -----------
OPERATING COSTS AND EXPENSES
     Policy benefits                                 87,925        (87,925)             0
     Change in policy reserves                      232,746         48,129        280,875
     Interest expense                               129,191              0        129,191
     Taxes, licenses and fees                        23,428        (14,782)         8,646
     Depreciation and amortization                  302,557       (217,230)        85,327
     General and administrative                     587,118       (283,972)       303,146
                                                -----------    -----------    -----------
       Total operating costs and expenses         1,362,965       (555,780)       807,185
                                                -----------    -----------    -----------

LOSS FROM CONT. OPERATIONS
   BEFORE INCOME TAXES                             (606,641)       347,133       (259,508)
     Income tax provision                            (3,100)             0         (3,100)
                                                -----------    -----------    -----------
LOSS FROM CONT. OPERATIONS                      $  (609,741)       347,133    $  (262,608)
                                                ===========    ===========    ===========

     Wtd. Avg. Common Shares Outstanding          2,047,037                     2,047,037

LOSS PER SHARE-BASIC & DILUTED                  $     (0.30)                  $     (0.13)



(a) To eliminate the results of operations of Benefit for the entire period.

                         PRO FORMA FINANCIAL INFORMATION
                             SUMMIT LIFE CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                   (UNAUDITED)
-------------------------------------------------------------------------------

                                                     Pro Forma Adjustments

                                      Historical     Benefit (a)    Pro Forma
REVENUES                             $   644,284     $ (110,499)   $   533,785
                                     -----------     ----------    -----------
OPERATING COSTS AND EXPENSES
     Policy benefits                     113,853        (58,908)        54,945
     Change in policy reserves           119,353         40,541        159,894
     Interest expense                     86,834              0         86,834
     Taxes, licenses and fees             43,924        (10,563)        33,361
     Depreciation and amortization       162,081        (66,672)        95,409
     General and administrative          551,015       (133,164)       417,851
                                     -----------    -----------    -----------
       Total operating costs and
        expenses                       1,077,060       (228,766)       848,294
                                     -----------    -----------    -----------

LOSS FROM CONT. OPERATIONS
   BEFORE INCOME TAXES                  (432,776)       118,267       (314,509)
     Income tax provision                  6,848              0          6,848
                                     -----------    -----------    -----------
LOSS FROM CONT. OPERATIONS           $  (425,928)       118,267    $  (307,661)
                                     ===========    ===========    ===========

     Wtd. Avg. Common Shares           2,171,291                     2,171,291
Outstanding
LOSS PER SHARE-BASIC & DILUTED       $     (0.20)                  $     (0.14)

(a) To eliminate the results of operations of Benefit for the entire period.